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Exhibit 10.14

AMENDMENT NUMBER TWO TO THE
DEFERRED COMPENSATION PLAN
OF WATER PIK TECHNOLOGIES, INC.

Recitals

        WHEREAS, Water Pik Technologies, Inc. ("Employer") has adopted an executive deferred compensation plan for the benefit of its executive employees;

        WHEREAS, effective July 2, 2001, the plan was amended and restated by adoption of the CORPORATEplan for Retirement Select Plan Document (eff. Date 04/11/94), as sponsored by Fidelity Management & Research Company; and

        WHEREAS, the Employer wishes to amend said amended and restated plan, the Employer hereby adopts the following amendment, effective January 1, 2003.

Amendment

        Modify the Adoption Agreement section, 1.05. CONTRIBUTIONS as follows:

        1.05(b)    Matching Contributions.

    (1)
    The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a participant's Deferral Contributions during the Plan Year (check one):

    (E)
    ☒ The percentage declared for the year, if any, by a Board of Directors' resolution.

        IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed effective as of the 1st day of January, 2003.

EMPLOYER:	Water Pik Technologies, Inc.
BY:	/s/ THERESA HOPE-REESE Theresa Hope-Reese Vice President, Human Resources

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  Exhibit 10.14
AMENDMENT NUMBER TWO TO THE DEFERRED COMPENSATION PLAN OF WATER PIK TECHNOLOGIES, INC.
Recitals
Amendment